UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

Commission File Number 1-11607	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No. 38-3217752

DTE Energy Company (a Michigan corporation)

One Energy Plaza

Detroit, Michigan 48226-1279

313-235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Effective with the May 3, 2012 Annual Meeting of Shareholders (the “Annual Meeting”), John E. Lobbia, a member of the Board of Directors (the “Board”) of DTE Energy Company (the “Company”), retired from the Board. Mr. Lobbia reached the Board’s mandatory retirement age in 2011. Mr. Lobbia was elected at the 2009 Annual Meeting of Shareholders to a three-year term expiring at the 2012 Annual Meeting of Shareholders

(b)	At the Annual Meeting the shareholders approved amendments to the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan (the “LTIP”). A description of the amendments can be found in the Company’s definitive proxy statement for the Annual Meeting dated March 15, 2012 (the “Proxy”) in the section entitled “Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the amended and restated LTIP attached to the Proxy as Exhibit A.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting was held on May 3, 2012.

(b)	At the Annual Meeting:

(i)	The nominees named in the Proxy were all elected as follows: Gerard M. Anderson, Charles G. McClure, Jr., Eugene A. Miller, Charles W. Pryor, Jr. and Ruth G. Shaw were each elected to serve as a director for a one-year term expiring in 2013, with the votes shown:

	Total Votes For Each Director	Total Votes Withheld From Each Director	Broker Non-Votes
Gerard M. Anderson	109,472,534	3,167,456	23,398,190
Charles G. McClure, Jr.	108,979,628	3,660,362	23,398,190
Eugene A. Miller	107,963,352	4,676,638	23,398,190
Charles W. Pryor, Jr.	110,545,350	2,094,640	23,398,190
Ruth G. Shaw	102,716,446	9,923,544	23,398,190

(ii)	Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2012, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
134,188,689	1,208,494	640,997	0

(iii)	Shareholders approved, on an advisory basis, the overall executive compensation paid to the Company’s named executive officers as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
103,278,031	7,943,326	1,418,324	23,398,499

(iv)	Shareholders approved the amendment to the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
94,319,691	16,964,762	1,355,228	23,398,499

(v)	Shareholders did not approve the proposal relating to political contributions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
31,516,656	78,165,962	2,923,349	23,432,213

(vi)	Shareholders did not approve the proposal relating to greenhouse gas emissions as more fully described in the Proxy, with the votes shown:

For	Against	Abstentions	Broker Non-Votes
31,947,907	76,500,948	4,190,826	23,398,499

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	“Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” appearing on pages 32-35 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 15, 2012 is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2012

DTE ENERGY COMPANY (Registrant)

/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	“Proposal No. 4 — Management Proposal — Approval of the Amended and Restated DTE Energy Company 2006 Long-Term Incentive Plan,” appearing on pages 32-35 of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 15, 2012 is incorporated by reference herein.